Insurance - Liabilities for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses (Details) - USD ($)
$ in Millions
	Dec. 31, 2016	Dec. 31, 2015
Insurance [Abstract]
Expected death and annuitization	$ 223	$ 214
Guaranteed withdrawal benefits	278	203
Accrued persistency and premium bonuses	$ 6	$ 11